NEWS RELEASE

For additional information, contact:
Mark A Schroeder, Chief Executive Officer of German American Bancorp, Inc.
Bradley M Rust, Executive Vice President/CFO of German American Bancorp, Inc.
(812) 482-1314

1 of 3

JASPER, INDIANA FEBRUARY 29, 2016	GERMAN AMERICAN TO COMPLETE ACQUISITION OF RIVER VALLEY BANCORP AND RIVER VALLEY FINANCIAL BANK

German American Bancorp, Inc. (NASDAQ: GABC) announced today that it will complete its acquisition of River Valley Bancorp, the parent company of River Valley Financial Bank, of Madison, Indiana, effective at 12:01 a.m. (Eastern time) on March 1, 2016.

Immediately following the merger of River Valley Bancorp into German American Bancorp, Inc., River Valley Financial Bank will merge with and into German American’s banking subsidiary.

Each River Valley common shareholder of record on March 1 will be entitled to receive 0.77 shares of German American common stock and a cash payment of $9.90 for each of their former shares of River Valley common stock, subject to his or her surrender of the old River Valley shares to the exchange agent designated by German American. Instructions and forms to accomplish that surrender and exchange process are being mailed by the exchange agent to each of River Valley’s shareholders of record as of March 1, 2016.

Mark A. Schroeder, Chairman and CEO of German American, stated, “We are pleased the merger received the overwhelming approval of the River Valley shareholders and are delighted to welcome River Valley’s customers, employees and shareholders to German American. This combination of our two companies positions German American to enhance our previously stated objective of expanding our Southern Indiana footprint into the vibrant Southeast Indiana market area. River Valley has built a solid community banking franchise in three distinct markets in which German American can provide our extensive offerings of banking, insurance, and investment products and services to River Valley’s current and prospective clients.

The combination of our two organizations expands German American’s footprint into the greater Madison, Indiana market, which is very similar to our other heritage markets in Southern Indiana. Much like German American’s experience within our heritage markets, River Valley has operated in Madison for over a century and is a leader in the market from both a business and civic perspective.

Additionally, River Valley has a strong presence with five banking offices in the vibrant and rapidly growing market area of the Indiana side of the Louisville, Kentucky MSA, a market which German American has recently entered with a commercial loan production office. They also have banking offices in the Seymour and North Vernon, Indiana markets, which match-up very well with German’s American growing franchise in the adjacent Columbus, Indiana market.

NEWS RELEASE

For additional information, contact:
Mark A Schroeder, Chief Executive Officer of German American Bancorp, Inc.
Bradley M Rust, Executive Vice President/CFO of German American Bancorp, Inc.
(812) 482-1314

2 of 3

This opportunity to enhance our existing presence in two of German American’s newest markets, as well as allowing for a new market presence in Madison, Indiana makes this merger a perfect fit for our company.”

Matthew P. Forrester, President & CEO of River Valley, stated, "We believe German American is an ideal partner for our bank, and we are delighted to become a part of German American's organization. Like River Valley, German American is deeply committed to the communities it serves and through this combination of our two community-focused organizations, we will be in a position to better serve our customers through increased convenience as well as the addition of broader financial services. German American's reputation, financial strength and capabilities will enhance our ability to meet the expanding needs of our customers. Furthermore, our shareholders will be receiving shares of a strong, successful banking company, with greater market liquidity and trading volume." Mr. Forrester and Anthony Brandon, River Valley’s Executive Vice President, will continue to lead German American’s operations in River Valley’s heritage markets in the roles of Regional Chairman and Regional President, respectively.

Raymond James & Associates, Inc. served as financial advisor on the transaction to German American and Bingham Greenebaum Doll LLP served as legal counsel.

Keefe, Bruyette & Woods, Inc. served as financial advisor on the transaction to River Valley Bancorp and Barnes & Thornburg LLP served as legal counsel.

FORWARD‐LOOKING STATEMENTS

This press release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the benefits of the merger between German American and River Valley, including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the merger, as well as other statements of expectations regarding the merger, and other statements of German American’s goals, intentions and expectations; statements regarding German American’s business plan and growth strategies; statements regarding the asset quality of German American’s loan and investment portfolios; and estimates of German American’s risks and future costs and benefits, whether with respect to the merger or otherwise.

These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of German American and River Valley will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; revenues following the merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger; the costs and effects of litigation and the possible unexpected or adverse outcomes of such litigation; possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of German American to complete integration and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the creditworthiness of customers and the possible

NEWS RELEASE

For additional information, contact:
Mark A Schroeder, Chief Executive Officer of German American Bancorp, Inc.
Bradley M Rust, Executive Vice President/CFO of German American Bancorp, Inc.
(812) 482-1314

3 of 3

impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like German American’s affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with German American’s business; and other risks and factors identified in each of German American’s and River Valley’s filings with the Securities and Exchange Commission (“SEC”). German American undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this filing. In addition, German American’s and River Valley’s past results of operations do not necessarily indicate anticipated future results for German American.

ABOUT GERMAN AMERICAN
German American Bancorp, Inc. is a bank holding company that, inclusive of River Valley now operates, through its principal banking subsidiary, 51 retail banking offices in 19 adjacent counties in Southern Indiana and 1 adjacent county in Kentucky with combined total assets of approximately $2.9 billion, total loans of approximately $1.9 billion, and total deposits of approximately $2.2 billion. German American also owns a brokerage and financial planning subsidiary, as well as a full service property and casualty insurance agency.

CONTACT:

German American Bancorp, Inc.
Investor Contacts:
Mark A. Schroeder, Chairman & CEO
Bradley M. Rust, Executive Vice President/CFO
Terri Eckerle, Vice President-Shareholder Relations

Media Contacts:
Mark A. Schroeder, Chairman & CEO
Clay W. Ewing, President
(812) 482-1314